Asset Retirement Obligations (Table)	12 Months Ended
Dec. 31, 2015
Asset Retirement Obligations
Asset retirement obligations

In 2015 and 2014, U.S. Cellular performed a review of the assumptions and estimated costs related to its asset retirement obligations.  The results of the reviews (identified as “Revisions in estimated cash outflows”) and other changes in asset retirement obligations during 2015 and 2014 were as follows:

December 31,	2015	2014
(Dollars in thousands)
Balance at beginning of year	$152,512	$195,568
Additional liabilities accrued	1,661	2,507
Revisions in estimated cash outflows	(759)	(2,792)
Disposition of assets	(5,949)	(44,403)
Accretion expense	10,958	12,534
Transferred to Liabilities held for sale	–	(10,902)
Balance at end of year[1]	$158,423	$152,512

[1]	The total amount of asset retirement obligations related to the Divestiture Transaction included in Other current liabilities was $5.9 million as of December 31, 2014.